SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                         Date of Report: April 15, 2004



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



          NEW JERSEY                        0-422                22-1114430
          ----------                        -----             ---------------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)

Middlesex Water Company


Item. 5. Other Events

Announcement of Form 10-K/A filing for 2003 and Form 10-Q/A filings for each of the first, second and third quarters of 2003, as outlined in the attached press release.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                        MIDDLESEX WATER COMPANY
                                             (Registrant)





                                        /s/Kenneth J. Quinn
                                        ----------------------------------------
                                        Kenneth J. Quinn
                                        General Counsel, Secretary and Treasurer


Dated:    April 15, 2004

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